DELAWARE SELECT GROWTH FUND

Supplement to the Fund's Prospectuses dated July 30, 2001

(the "Fund")

The discussion of the Fund's investment policies under "How we manage the Fund" is amended to include the following paragraph:

Lending securities The Fund may lend up to 25% of its assets to qualified brokers, dealers and institutional investors for their use in securities transactions. These transactions, if any, may generate additional income for the Fund.

The date of this Supplement is March 8, 2002

DELAWARE SELECT GROWTH FUND

Supplement to the Fund's SAI dated July 30, 2001

(the "Fund")

The discussion of the Fund's investment policies under "Investment Restrictions and Policies" is amended to include the following:

Portfolio Loan Transactions
          The Fund may loan up to 25% of its assets to qualified brokers, dealers or institutional investors for their use relating to short sales or other security transactions.

          It is the understanding of the Manager that the staff of the SEC permits portfolio lending by registered investment companies if certain conditions are met. These conditions are as follows: 1) each transaction must have 100% collateral in the form of cash, short-term U.S. government securities, or irrevocable letters of credit payable by banks acceptable to the Fund from the borrower; 2) this collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund; 3) the Fund must be able to terminate the loan after notice, at any time; 4) the Fund must receive reasonable interest on any loan, and any dividends, interest or other distributions on the lent securities, and any increase in the market value of such securities; 5) the Fund may pay reasonable custodian fees in connection with the loan; and 6) the voting rights on the lent securities may pass to the borrower; however, if the trustees of Voyageur Mutual Funds III know that a material event will occur affecting a loan, they must either terminate the loan in order to vote the proxy or enter into an alternative arrangement with the borrower to enable the trustees to vote the proxy.

          The major risk to which the Fund would be exposed on a loan transaction is the risk that a borrower would go bankrupt at a time when the value of the security goes up. Therefore, the Fund will only enter into loan arrangements after a review of all pertinent facts by the Manager, under the supervision of the Board of Trustees, including the creditworthiness of the borrowing broker, dealer or institution and then only if the consideration to be received from such loans would justify the risk. Creditworthiness will be monitored on an ongoing basis by the Manager.

The date of this Supplement is March 8, 2002.